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                                                                    EXHIBIT 24.3




                     CONSENT OF HEIDELBERG & WOODLIFF, P.A.


         We hereby consent to the reference to our firm under the captions "The Merger - Certain Federal Income Tax Consequences" and "Legal Matters" in the Prospectus/Proxy Statement constituting part of this Registration Statement on Form S-4 of Hancock Holding Company.


                                               HEIDELBERG & WOODLIFF, P.A.


                                               By:   /s/ CARL J. CHANEY
                                                  ________________________

                                               February 11, 1994